UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2018, Central Federal Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation, as amended (the “Amendment”), to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share, at a ratio of 1-for-5.5. The Amendment also proportionately reduced the number of authorized shares of the Company’s common stock from 50,000,000 to 9,090,909. The Amendment did not change the par value or any other terms of the common stock.

As previously disclosed in the Company’s Current Report on Form 8-K filed on May 31, 2018, the Amendment was approved by the stockholders of the Company at the annual meeting of stockholders held on May 30, 2018, with the ratio of the reverse stock split to be effected at a ratio ranging from 1-for-3 to 1-for-7, as selected by the Company’s Board of Directors. In accordance with the stockholder authorization, the Company’s Board of Directors approved the Amendment providing for a 1-for-5.5 ratio to be effective as of August 20, 2018.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

On August 20, 2018, the Company issued a press release announcing a 1-for-5.5 reverse stock split of the Company’s common stock, which is expected to be effective for trading purposes on the Nasdaq Capital Market with the opening of trading on August 21, 2018. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of Central Federal Corporation

99.1	Press Release issued by Central Federal Corporation on August 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: August 20, 2018	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Treasurer and Chief Financial Officer